FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

             CURRENT REPORT Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  April 5, 2007

                           BAYWOOD INTERNATIONAL, INC.

             (Exact Name or Registrant as Specified in Its Charter)

                 Nevada                000-22024           77-0125664
     (State or Other Jurisdiction     (Commission        (IRS Employer
           of Incorporation)          File Number)     Identification No.)

           14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (480) 951-3956

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.01  -  Completion  of  Acquisition or Disposition of Assets; Item 2.03 -
               ----------------------------------------------------
Creation  of a Direct Financial Obligation or an Obligation under an Off-Balance
--------------------------------------------------------------------------------
Sheet  Arrangement  of  a  Registrant;  Item 3.02 - Unregistered Sales of Equity
-------------------------------------               ----------------------------
Securities.
----------

     On April 5, 2007, effective March 30, 2007, Baywood International, Inc. (the "Company", "we" or "us") acquired, through its wholly-owned subsidiary, Baywood Acquisition, Inc. ("Baywood"), substantially all of the assets, and assumed certain liabilities, of Nutritional Specialties, Inc., d/b/a LifeTime(R) or LifeTime(R) Vitamins, a California corporation ("LifeTime"), for a purchase price of approximately $11,100,000 (the "Acquisition"). As provided in the Asset Purchase Agreement, dated March 30, 2007, among the Company, Baywood, LifeTime and the stockholders of LifeTime (the "Asset Purchase Agreement"), the purchase price was payable as to $7,600,000 in cash, $1,100,000 in common stock of the Company ("Common Stock")(valued at $.05 per share, or 22,000,000 shares), an aggregate of $1,300,000 in promissory notes of the Company, consisting of 8% unsecured promissory notes (the "8% Notes") in the aggregate amount of $700,000 and 8% unsecured convertible promissory notes in the aggregate amount of $600,000 (the "8% Convertible Notes"), assumption of indebtedness of approximately $1,100,000, and a five-year warrant to purchase 700,000 shares of Common Stock at an exercise price of $.05 per share. At the direction of LifeTime, the purchase price was delivered directly to the three shareholders of LifeTime, in the varying amounts specified by them. The 8% Notes and the 8% Convertible Notes each will be payable in equal quarterly installments over a two year period, commencing on June 30, 2007, with interest accruing from the date of issuance. The 8% Convertible Notes are convertible into shares of Common Stock at a conversion price of $.05 per share, subject to adjustment for stock splits, combinations and other similar events.

     In connection with the Acquisition, the Company raised an aggregate of $10,215,000, including (i) $5,215,000 in an offering of Units with each Unit consisting of 5,000 shares of Series I 8% Cumulative Convertible Preferred Stock ("Convertible Preferred Stock"), convertible into 1,250,000 shares of Common Stock at $.04 per share, and a five-year Warrant (the "Investor Warrants") to purchase 250,000 shares of Common Stock at an exercise price of $.02 per share to a group of accredited investors (the "Initial Offering"), (ii) the issuance of 10% Notes in an aggregate principal amount of $1,000,000 (the "10% Notes"),
(iii) the issuance of a 12% 2007 Bridge Note in the principal amount of $2,000,000 (the "12% Bridge Note"), and (iv) bank financing in an aggregate principal amount of $2,000,000 ("Bank Financing"). As part of the Offering, $300,000 of outstanding indebtedness of the Company was converted into Units. The purchasers of the 10% Notes were issued warrants to purchase 10,000,000 shares of Common Stock (the "10% Note Warrants"), at an exercise price of $.02 per share, and the purchaser of the 12% 2007 Bridge Note was issued warrants to purchase 4,000,000 shares of Common Stock at an exercise price of $.05 per share (the "12% Bridge Note Warrants" and, together with the 10% Warrants, collectively the "Additional Warrants"). The sale of the Units, 10% Notes and 12% Bridge Note was conducted through Northeast Securities, Inc. as the exclusive placement agent (the "Placement Agent")

     The Units were offered and sold to investors who qualified as "accredited investors" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an exemption from registration under Rule 506 of Regulation D and Section 4(2) of the Securities Act.


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
     The purchasers of the 10% Notes were O. Lee Tawes, III, a member of our Board of Directors and an affiliate of the Placement Agent, and his designee. The 10% Notes will (i) bear interest at the rate of 10% per annum, payable monthly in arrears, commencing April 30, 2007, (ii) be payable as to $500,000 of principal on February 28, 2008 and as to the balance, if not paid by the Company by February 28, 2009, will become a demand note from and after such date, (iii) be subject to prepayment by the Company without premium or penalty, but with accrued interest, after March 1, 2008, or at any time upon the closing of any offering of equity securities of the Company after this Offering for aggregate gross proceeds of at least $4,000,000, (iv) be subject to mandatory prepayment at the option of the holder upon the occurrence of a sale of the business or other change of control, as defined in the 10% Note, (v) be entitled to the same registration rights for the 10% Note Warrants and the Common Stock issuable upon exercise thereof as are being granted to investors in the Offering, and (vi) be subordinated to the prior payment of the indebtedness incurred in the Bank Financing, except that scheduled principal and interest payments may be made so long as the Bank Financing is not in default.

     The purchaser of the 12% Bridge Note was JSH Partners. The 12% Bridge Note will (i) bear interest at the rate of 12% per annum, payable at maturity, (ii) be payable 120 days after the date of issuance, (iii) be subject to prepayment by the Company at any time without premium or penalty, but with accrued interest, (iv) be subject to mandatory prepayment at the option of the holder upon the occurrence of a sale of the business or other change of control, as defined in the 12% Bridge Note, (v) be entitled to the same registration rights for the 12% Bridge Note Warrants and the Common Stock issuable upon exercise thereof as are being granted to investors in this Offering, and (vi) be subordinated to the prior payment of the indebtedness incurred in the Bank Financing, except that principal and interest payments may be made so long as the Bank Financing is not in default. Payment of principal and interest on the 12% Bridge Note is unconditionally guaranteed by O. Lee Tawes, III.

     The Bank Financing was obtained through Vineyard Bank N.A. and consists of a $1,500,000 term loan and a $500,000 revolving line of credit loan to the Company. The term loan has a three-year maturity with a 10-year amortization, at an interest rate of 9.75%. The revolving line of credit loan will have a two-year maturity at an interest rate equal to the prime rate plus 1%, fully floating, payable interest only until maturity, and requires one consecutive 30-day period each year when no revolving line of credit debt is outstanding. Both loans are secured by a first priority security interest in all business assets of the Company. Both loans contain financial covenants, including cash flow coverage and leverage ratios.

     The Units were offered and sold through the Placement Agent, on a minimum $5,000,000 (100 Units) (the "Minimum Offering Amount"), maximum $7,500,000 (150 Units) (the "Maximum Offering Amount" and, together with the Minimum Offering Amount, the "Offering"), "best efforts" basis; provided, however, that the Placement Agent and the Company reserved the right to increase the Maximum Offering Amount by $2,000,000 (40 Units), or a total of 190 Units. The Offering has been extended by the Company and the Placement Agent through September 30, 2007, unless sooner terminated by them. We have agreed to pay the Placement Agent (i) commissions equal to 9% of the gross proceeds of the Offering, 5% of the proceeds of the issuance of the 10% Notes and the 12% 2007 Bridge Note, and 2% of the proceeds of the Bank Financing, payable in cash, and (ii) a five-year warrant (the Placement Agent Warrant") to purchase such number of shares of Common Stock equal to 9% of the total number of shares of Common Stock issuable upon conversion of the Convertible Preferred Stock


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
sold in the Offering and 9% of the total number of shares of Common Stock that would be issuable upon conversion of the 10% Notes and the 12% Bridge Note sold in the Offering, calculated as if the 10% Notes and the 12% Bridge Note were fully convertible into shares of Common Stock at a conversion price of $.04 per share, but not to exceed in the aggregate 23,625,000 shares, exercisable at a price per share equal to $.04. Upon the completion of the Initial Offering, the Company issued to the Placement Agent a Placement Agent Warrant to purchase 18,483,750 shares of Common Stock. The Company has also agreed to (a) pay the Placement Agent a non-accountable expense allowance of $50,000 and (b) indemnify the Placement Agent for certain liabilities, including liabilities under the Securities Act.

     The Company intends to operate LifeTime as a separate subsidiary, based at its current location in Orange, California. Mr. Pinkowski will be a Vice President of the Company and the President of the LifeTime subsidiary.

     Prior to the Offering the Company had approximately 42,600,000 shares of Common Stock outstanding. Assuming the maximum number of 150 Units are sold in the Offering, the Company will have outstanding 750,000 shares of Convertible Preferred Stock and an additional 37,500,000 Investor Warrants at an exercise price of $.02. Assuming conversion of all Preferred Stock and convertible notes and exercise of all Warrants, Investor Warrants, Additional Warrants and Placement Agent Warrants, the Company will have an additional 292,183,750 shares of Common Stock outstanding. Based on the foregoing, and assuming the exercise of all other outstanding options and warrants and the conversion of other series of preferred stock, the Company would have outstanding on a fully diluted basis a total of approximately 390,000,000 shares of Common Stock.

The Company has agreed to file within 60 days a registration statement with the Securities and Exchange Commission with respect to the resale of the Convertible Preferred Stock, Investor Warrants, Additional Warrants, Placement Agent
Warrants and the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock and the exercise of the Investor Warrants, Additional Warrants and Placement Agent Warrants. If the registration statement is declared effective, the Common Stock, Convertible Preferred Stock and Warrants will constitute three separate trading securities of the Company.

Item  3.03  -  Material  Modification  to  Rights  of  Security  Holders
               ---------------------------------------------------------

     Our Board of Directors adopted a resolution on March 30, 2007 establishing its Series I 8% Cumulative Convertible Preferred Stock, and a Certificate of Designation of Preferences and Rights of Series I 8% Cumulative Convertible Preferred Stock has been filed with the Secretary of State of Nevada.

     The Convertible Preferred Stock has a Stated Value of $10 per share, is senior to Common Stock with respect to the right to receive proceeds on liquidation or redemption and is junior to all indebtedness of the Company. Dividends shall accrue at the rate of 8% per annum, payable quarterly in cash, and shall be due and payable unless and to the extent that funds are not legally available to the Company to pay dividends. Dividends not paid shall accrue on a cumulative basis and are payable upon a Liquidation Event, as defined below, and upon a conversion of the Convertible Preferred Stock, unless converted into Common Stock at the option of the holder. At the option of the holder, one share of Convertible Preferred Stock may be converted into 250 shares of


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
Common Stock at any time at a conversion price of $.04 per share (the "Conversion Price"), subject to anti-dilution and other customary adjustments summarized below. In the event any dividend shall not be paid in full when due (after a 10-day grace period), then for each quarterly period or portion thereof that such dividend shall not be paid in full, (i) the Conversion Price will be reduced by $.0025 (1/4 of 1 cent) but shall not be reduced below a Conversion Price of $.03 per share (the "Special Conversion Price Adjustment"); and (ii) the dividend rate shall be increased by 50 basis points (1/2 of 1%), but shall not exceed a dividend rate of 10% per annum. The Convertible Preferred Stock will convert automatically into shares of Common Stock upon the closing of an underwritten public offering by the Company in which (i) gross proceeds to the Company are equal to or greater than $10.0 million and (ii) the price per share of the Common Stock sold in such public offering is equal to or greater than the then-current Conversion Price. At any time after March 12, 2008, the Company has the right to cause the mandatory conversion of the Convertible Preferred Stock into shares of Common Stock if the "Current Stock Price" exceeds 500% of the then-current Conversion Price in effect in any consecutive 30-day trading period. This right may be exercised upon written notice delivered within 60 days of the end of such 30-day trading period. At the sole option of the holder, upon conversion of the Convertible Preferred Stock, accrued and unpaid dividends also may be converted into shares of Common Stock at the Conversion Price. "Current Stock Price" means the closing sale price (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and average closing ask prices) as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, as reported on the Over-The-Counter Bulletin Board. The Conversion Price (including the Special Conversion Price Adjustment) is subject to adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations, and classifications. Further, in the event that the Company should issue shares of Common Stock at an effective price per share less than $.04, the Conversion Price shall be adjusted on a weighted average basis to reflect the dilution represented by the issuance of such shares of Common Stock at such lower effective price on a fully-diluted basis. Before any distribution or payment shall be made to the holders of any Common Stock with respect to the entitlement to receive liquidation proceeds upon the occurrence of a Liquidation Event (as hereinafter defined), the holders of Convertible Preferred Stock shall be entitled to be paid out of the assets of the Company legally available therefor an amount equal to the Stated Value with respect to each outstanding share of Convertible Preferred Stock held by them, plus an additional amount equal to any accrued but unpaid dividends for each share of Convertible
Preferred Stock then held (such amount payable as to each such share of Convertible Preferred Stock, the "Liquidation Preference"). If, upon any
Liquidation Event, the remaining assets of the Company legally available for payment of the aggregate amount of all Liquidation Preferences payable in respect of outstanding shares of Convertible Preferred Stock (after payment of requisite liquidation distributions or payments to holders of shares of any class or series of capital stock of the Company with a liquidation preference senior to the Convertible Preferred Stock) shall be insufficient to make payment in full of all Liquidation Preferences payable with respect to outstanding shares of Convertible Preferred Stock and shares of any class or series of Capital Stock of the Company at the time outstanding with a liquidation preference on parity with the Convertible Preferred Stock, then all such remaining assets legally available therefor shall be distributed among the holders of shares of Convertible Preferred Stock at the time outstanding and the holders of shares of any class or series of capital stock of the Company at the time outstanding with a liquidation preference on parity with the Convertible Preferred Stock, ratably


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
among them in proportion to the full amounts to which they would otherwise be respectively entitled. If, upon any Liquidation Event, the remaining assets of the Company legally available for payment of the aggregate amount of all Liquidation Preferences payable in respect of outstanding shares of Convertible Preferred Stock outstanding and all shares of any class or series of capital stock of the Company at the time outstanding with a liquidation preference on parity with the Convertible Preferred Stock (after payment of requisite liquidation distributions or payments to holders of shares of any class or series of capital stock of the Company with a liquidation preference senior to the Convertible Preferred Stock) shall be in excess of the amounts necessary to make payment in full of all Liquidation Preferences payable with respect to outstanding shares of Convertible Preferred Stock and all such shares of stock on a parity with the Convertible Preferred Stock, then all such excess assets remaining and legally available therefor shall be distributed among the holders of shares of Convertible Preferred Stock at the time outstanding and the holders of the Common Stock, ratably among them in proportion to the number of shares of Common Stock then owned or into which shares of Convertible Preferred Stock would then be convertible. For purposes hereof, the term "Liquidation Event" shall mean (i)(a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company, (b) the merger or consolidation of the Company or any subsidiary of the Company in one or a series of related transactions with or into another entity as a result of which the Company ceases to exist or as a result of which the Common Stock ceases to be a class of securities registered under the Exchange Act, other than (i) a merger solely for the purpose of changing the jurisdiction of incorporation of the Company and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity, or (ii) a merger or consolidation pursuant to which holders of the capital stock of the Company immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all shares of the capital stock entitled to vote generally in elections of directors of the continuing or surviving person immediately after giving effect to such issuance, (c) the sale, lease, license or other disposition of all or substantially all the assets or any substantial asset of the Company in one or a series of related transactions, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c) or (ii) any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary. Except as otherwise provided by Nevada Revised Statutes, the Convertible Preferred Stock votes as a class with the Common Stock with a number of votes equal to the number of shares of Common Stock into which each share of Convertible Preferred Stock is convertible at the then-current Conversion Price. Neither Common Stock nor Convertible Preferred Stock possesses cumulative voting rights.

Item  9.01  -  Financial  Statements  and  Exhibits
               ------------------------------------

     (a)  Financial  Statements  of  Business  Acquired

     An audited balance sheet of LifeTime as of August 31, 2006 and audited statements of income and cash flows for the fiscal years ended August 31, 2006 and August 31, 2005 are not included in this Report and will be filed by amendment to this Report not later than June 22, 2007.


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
     (b)  Pro  Forma  Financial  Information

     A pro forma condensed balance sheet of the Company and LifeTime as of December 31, 2006 and pro forma condensed statements of income for the fiscal year of the Company ended December 31, 2006 and the quarterly period ended March 31, 2007 are not included in this Report and will be filed by amendment to this Report not later than June 22, 2007.

     (c)  Exhibits

     (2) - Asset Purchase Agreement dated March 30, 2007, by and among Baywood International, Inc., Baywood Acquisition, Inc, Nutritional Specialties, Inc., d/b/a LifeTime(R) or LifeTime(R) Vitamins, and certain individuals named therein.

     (3)(i) - Articles of Incorporation (included as Exhibit 3.1 to the Form 10-KSB filed March 6, 1997, and incorporated herein by reference).

     (3)(ii) - By-Laws, dated February 14, 1988 (included as Exhibit 3 to the Form S-1 filed January 27, 1987, and incorporated herein by reference).

     (4)(i) - Specimen Common Stock Certificate, dated July 9, 1993 (included as
Exhibit 1 to the Form 8-A filed July 2, 1993, and incorporated herein by reference).

     (4)(ii) - Description of Common Stock, dated February 14, 1988 (included as an Exhibit to the Form S-1 filed January 27, 1987, and incorporated herein by reference).

     (4)(iii) - Form of Common Stock Purchase Warrant dated March 30, 2007 issued by Baywood International, Inc. to investors in the Offering.

     (4)(iv) - 10% Notes of Baywood International, Inc. and Baywood Acquisition, Inc. dated March 30, 2007 issued to O. Lee Tawes and John Talty, each in the principal amount of $500,000.

     (4)(v) - Common Stock Purchase Warrants dated March 30, 2007 issued by Baywood International, Inc. to O. Lee Tawes and John Talty, each to purchase 5,000,000 shares of Common Stock.

     (4)(vi) - 12% 2007 Bridge Note of Baywood International, Inc. and Baywood Acquisition, Inc. dated March 30, 2007, issued to JSH Partners in the principal amount of $2,000,000, and Guaranty executed by O. Lee Tawes.

     (4)(vii) - Common Stock Purchase Warrant dated March 30, 2007 issued by Baywood International, Inc. to JSH Partners, to purchase 4,000,000 shares of Common Stock.

     (4)(viii) - 8% Convertible Subordinated Promissory Notes of Baywood International, Inc. and Baywood Acquisition, Inc. dated March 30, 2007 issued to Thomas Pinkowski, Charles Ung and M. Amirul Karim, in the principal amounts of $100,000, $250,000 and $250,000, respectively.


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
     (4)(ix) - 8% Subordinated Promissory Notes of Baywood International, Inc. and Baywood Acquisition, Inc. dated March 30, 2007 issued to Thomas Pinkowski, Charles Ung and M. Amirul Karim, in the principal amounts of $350,000, $175,000 and $175,000, respectively

     (4)(ix) - Common Stock Purchase Warrants dated March 30, 2007 issued by Baywood International, Inc. to Thomas Pinkowski, Charles Ung and M. Amirul Karim, to purchase 350,000, 175,000 and 175,000 shares of Common Stock, respectively.

     (4)(x) - Certificate of Designation for Class I 8% Cumulative Convertible Preferred Stock.

     (4)(xi) - Business Loan Agreement dated March 30, 2007, between of Baywood International, Inc. and Baywood Acquisition, Inc., as Borrowers, and Vineyard Bank N.A.

     (4)(xii) - Promissory Note of Baywood International, Inc. and Baywood Acquisition, Inc. dated March 30, 2007 issued to Vineyard Bank N.A. in the principal amount of $1,500,000.

     (4)(xiii) - Promissory Note of Baywood International, Inc. and Baywood Acquisition, Inc. dated March 30, 2007 issued to Vineyard Bank N.A. in the principal amount of $500,000.

     (99)  -  Press  Release  issued  by  the  Company  on  April  9,  2007.


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
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BAYWOOD INTERNATIONAL, INC.

Dated:  April 11, 2007                  /s/ Neil Reithinger
                                        -------------------
                                        Neil Reithinger
                                        President, Chief Executive Officer and
                                        Principal Accounting Officer


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